                                  Exhibit 99.2


                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                                February 28, 2002

                                                                    Total
                                                               Consolidated
                                                                 (Unaudited)
                                                                 -----------

Assets:
-------
Cash and cash equivalents                                     $  25,139,279
Cash in escrow and restricted cash                               63,139,019
Mortgages receivable, net                                       173,395,662
Retained interests                                               15,973,946
Due from related parties                                          9,208,856
Other receivables, net                                           13,599,146
Income tax refund receivable                                        990,117
Prepaid expenses and other assets                                24,705,994
Investment in joint ventures                                     20,048,674
Assets held for sale                                             11,665,896
Real estate and development costs                               176,152,493
Property and equipment, net                                      65,995,504
Intangible assets, net                                           24,221,841
                                                              -------------

                                                              $ 624,236,427

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                        $  59,903,284
Notes payable subject to compromise                             526,996,222
Accounts payable not subject to compromise                       19,087,752
Accrued liabilities                                             178,920,811
Notes payable not subject to compromise                         172,206,821
Income taxes payable                                                      -
Deferred income taxes                                               225,282
                                                              -------------
                                                                957,340,172

Stockholders' equity                                           (333,103,745)
                                                              -------------

Total liabilities and equity                                  $ 624,236,427
                                                              =============

     The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                Income Statement
                      For the Month Ended February 28, 2002

                                                                    Total
                                                               Consolidated
                                                                 (Unaudited)
                                                                 -----------

Revenues:
---------
Vacation interests sales                                       $ 11,433,520
Interest income                                                   2,225,167
Other income (loss)                                               4,697,267
                                                               ------------
     Total revenues                                              18,355,954
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  2,276,588
Advertising, sales and marketing                                  7,193,334
Provision for doubtful accounts                                     888,141
Loan portfolio expenses                                           1,226,997
Maintenance fees and subsidies                                      969,323
General and administrative                                        5,161,799
Depreciation and amortization                                     1,145,040
Resort property asset writedowns                                          -
                                                               ------------
Total costs and operating expenses                               18,861,222
                                                               ------------

Income (loss) from operations                                      (505,268)

Interest expense                                                  1,036,276
Restructuring costs                                                       -
Realized (gain) on available-for-sale securities                          -
Equity (gain) on investment in joint ventures                      (289,706)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                       31
     Interest (Income)                                               (8,377)
     Professional Services                                        3,381,230

Extraordinary item                                                  (12,982)
                                                               ------------

Income (loss) before provision for taxes                         (4,611,740)

Provision for income taxes                                           90,756
                                                               ------------
Net income (loss)                                              $ (4,702,496)
                                                               ============

     The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                                                      Form No. 5
                                                                        (page 1)
                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                        OFFICE OF UNITED STATES TRUSTEE

IN RE:                           )           Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,     )                    00-5-6967-JS, 00-5-8313-JS
                                 )                    (Chapter 11)
                  Debtors        )           (Jointly Administered under
                                                     Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Feb. 1 through Feb. 28, 2002
                                        ----------------------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS:     Cash _____________Accrual              X
                                                  ------------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     ---------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     ---------------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:                      1,014
                                                                -----
     Current number of employees                                1,014
                                                                -----
     Gross monthly payroll:
         Officers, directors and principals                     $  301,548
                                                                ----------
         Other employees                                        $2,309,728
                                                                ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:        None
                                                      ----------------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                             ---
     explain:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5.   Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____  Not Applicable ____
               ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

           Collected this Period                                  $___________
           Ending Balance                                         $___________

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date.  See Note below
     0-30 Days:  $________    31-60 Days: $________      Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)
If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days:  $1,975,661   31-60 Days: $1,188,831    Over 60 Days: $1,704,481
                 ----------               ----------                  ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.   TAXES:  Are all taxes being paid to the proper taxing authorities when due?
     Yes  X     No ____. See Note below
         ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.  BANK ACCOUNTS: Have you changed banks or any other financial institution
--   during this period: Yes  X  No ___
                             ---

     If yes, explain: See Attachment D
                     -----------------------------------------------------------
     ___________________________________________________________________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                     ---

     If no, explain:____________________________________________________________

________________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)
12.  INSURANCE:  Policy expiration dates: See Attachment B

     Auto and Truck _________________    Liability   _________________
     Fire           _________________    Workers Comp_________________
     Other          _________________    Expires:    _________________

13.  ACTIONS OF DEBTOR.  During the last month, did the Debtor:
     (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                                    ---

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)? Yes ____ No X .
                                                                            ---

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________
     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No______________________________
                                            ---
     If no, explain:____________________________________________________________

     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes __No X .
                                                           ----

     If yes, explain:___________________________________________________________

     ___________________________________________________________________________

     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
     attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------
     See Attachment A.


Brief Description of Asset
--------------------------
     See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)
Projected Income
----------------

     See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the
description.  Indicate if notice(s) attached.  Yes:  X   See Attachment A.
                                                     --

15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:

                   Frequency of     Amount     Next           Post-Petition
                   Payments per     of Each    Payment        Pmts. Not Made
Creditor           Contract         Payment    Due            No. Amt
--------------------------------------------------------------------------------
Finova                              None
--------------------------------------------------------------------------------
Ableco Financing/Foothill           None
--------------------------------------------------------------------------------
98-A Securitization                 $1,434,763 principal and interest
--------------------------------------------------------------------------------
99-A Securitization                 $1,668,466 principal and interest
--------------------------------------------------------------------------------
99-B Securitization                 $1,086,384 principal and interest
--------------------------------------------------------------------------------
Greenwich Capital                   $787,129
--------------------------------------------------------------------------------
Bank of America                     None
--------------------------------------------------------------------------------
Key Global Finance                  $28,146
--------------------------------------------------------------------------------
GE Capital (Matrix leases)          None
--------------------------------------------------------------------------------
Matrix Funding                      $18,899
--------------------------------------------------------------------------------
Cypress Land Loans                  $11,250
--------------------------------------------------------------------------------
Societe General (Barton Capital)    $844,770 principal and interest
--------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)

16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

  Professional Name                              Type of Service Rendered       Fees Paid
  ----------------------------------------------------------------------------------------
  Atlantic Auctions, Inc                         Professional Fees                   1,500
  Bankruptcy Services LLC                        Legal Fees                         22,278
  Bass Berry & Sims                              Legal Fees                             41
  Bienstock Law Firm PA                          Legal Fees                          2,597
  Chasemellon Shareholder Services               Legal Fees                            913
  DeConcini McDonald Yetwin Lacy                 Legal Fees                          3,511
  Deloitte & Touche                              Professional Fees                 294,927
  Fairplay International Trust NV                Legal Fees                          2,928
  Fleishman, David M                             Legal Fees                             15
  Fried, Frank, Harris                           Legal Fees                         99,949
  Greenberg Traurig PA                           Legal Fees                          5,792
  Gregkay Development                            Legal Fees                            250
  Hale & Hale PA                                 Legal Fees                          1,040
  Hale Lane Peek Dennison Howard & Anderson      Legal Fees                            137
  Holland & Knight                               Legal Fees                        153,204
  Jay Alix & Assoc.                              Professional Fees                 800,451
  Jefferies & Company                            Legal Fees                        121,836
  Jeffrey Chanin                                 Professional Fees                 104,055
  Johnson, Murrell & Case                        Legal Fees                          4,500
  Kaufman & Canoles                              Legal Fees                          1,142
  KPMG                                           Professional Fees                 115,971
  Krupin O'Brien LLC                             Legal Fees                          1,307
  Landers, Jackson                               Legal Fees                          2,000
  Lexwell                                        Legal Fees                          7,687
  Lord Securities Corporation                    Professional Fees                   3,500
  Lowndes Drosdick Doster Kantor & Reed PA       Legal Fees                          3,947
  Lowther,Johnson,Joyner,Lowter,Cully            Legal Fees                         20,884
  Maymi & Rivera Fourquet P S C                  Legal Fees                             90
  Page, Mracheck, Fitzgerald & Rose              Legal Fees                            329
  Paul, Hastings, Janofsky                       Legal Fees                         11,659
  Piper,Marbury                                  Professional Fees                  79,804
  Potter Enterprises, Inc.                       Legal Fees                          5,000
  Rinaldi, Pasquale                              Legal Fees                          2,000
  Schreeder Wheeler & Flint                      Legal Fees                          5,313
  Shapiro Sher                                   Legal Fees                         52,717
  Singleton, Jere                                Legal Fees                          2,000
  Whiteford Taylor                               Legal Fees                        174,994
  Willkie Farr                                   Legal Fees                        130,846
  Wolcott Rivers Wheary Basnight & Kelly, PC     Legal Fees                            601
  Zuckerman Spaeder LLP                          Legal Fees                            246
                                                                                ----------
                                                 Legal & Professional           $2,241,960
                                                                                ==========

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
    Monthly Disbursements:        For the month of February:
    (calendar quarter)            Quarter 4 fees paid    $61,750
                                                     ---------------

                                                                      Form No. 5
                                                                        (page 6)
VERIFICATION
       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors' independent auditors, Deloitte & Touche LLP, are currently performing an audit of the Debtors financial statements for the fiscal year ended December 31, 2001. The unaudited financial information submitted herein is subject to the continuing review of the Debtors, which is ongoing as a result of, among other things, the audit being conducted by Deloitte & Touche LLP, and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:          May 23, 2002
            ---------------------------

            DEBTOR IN POSSESSION

By:          /s/ Lawrence E. Young
            ---------------------------

Name/Title: Lawrence E. Young CFO
            ---------------------------

Address:    1781 Park Center Drive, Orlando, Florida 32835
            ----------------------------------------------

Telephone:      (407) 532-1000
            ---------------------------

REMINDER: Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------

                                  ATTACHMENT A
                                  ------------
                           To Monthly Operating Report
                     Sunterra Corp., et al., February, 2002
                     --------------------------------------

     The following motions to sell assets of the Debtors were pending during the month of February, 2002:

                  Motion for (I) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (II) Assumption and Assignment of Executory Contracts (Carambola Beach Resort, St. Croix) (filed June 15, 2001); and

                  DIP Motion for Approval of Sale of Real Property Free and Clear of Liens and Encumbrances (Villas de Santa Fe, New Mexico) (filed January 17, 2002); and

                  DIP Motion for Approval of (i) Sale of Real Property Free and Clear of Liens and Encumbrances and (ii) Brokerage Fee in Connection with Sale (The Highlands at Sugar, North Carolina ) (filed January 25, 2002); and

                  DIP Motion for Approval of Sale of Capital Stock Free and Clear of Liens and Encumbrances (KK Sunterra Japan) (filed February 13, 2002); and

                  DIP Motion for Authority to Sell Capital Stock Free and Clear of Liens and Encumbrances (Prudential Financial Inc. Stock ) (filed February 21, 2002).

     Also in February, 2002, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

     The Debtors may also have disposed of certain assets in the ordinary course of business in February, 2002.

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of            Company & Policy    Policy
Coverage           Policy Number       Period     Limits/Deductible                  Premium     Comments
--------           -------------       ------     -----------------                  -------     --------
Primary General    American Safety     3/1/02-    $2,000,000 Aggregate per           $492,356    McGriff Broker
Liability          Risk Retention      2/28/03    location;                                      Covers all Sunterra Corp's.
                                                  $2,000,000 Products/                           locations except Lake
                                                  Completed Operations                           Arrowhead, Hawaii resorts
                                                  Aggregate;                                     and St. Maarten resorts
                                                  $1,000,000 Personal &
                                                  Advertising Injury;
                                                  $1,000,000 Each Occurrence;
                                                  $50,000 Fire Legal;
                                                  $1,000,000 EBL;
                                                  $1,000,000 Liquor Liability;
                                                  $5,000 Deductible
General Liability  American Safety     3/1/02-    Covers $5,000 per occurrence       $160,000    McGriff Broker
Stop Loss          Risk Retention      2/28/03    deductible on the primary G/L
Aggregate Fund                                    policy for 12 months
Umbrella Policy    Lexington Ins.      3/1/02-    $20M each occurrence/$20M          $271,893    Rated A++XV
                   Co. (AIG) &         2/28/03    aggregate where applicable;
                   American Home                  Excess of scheduled underlying
                   (AIG)                          policy(ies) Auto, GL & DIC
Excess Liability   Ohio Casualty       3/1/02-    $25M each occurrence/ $25M         $50,000     Rated AXI
Policy             Insurance Co.       2/28/03    aggregate where applicable;
                                                  Excess of $25M each
                                                  occurrence/ $25M aggregate
                                                  Auto, GL & DIC
Foreign Liability  Royal & Sun         3/1/02-    $1,000,000 Commercial GL;          $99,654     Covers claims brought
DIC                Alliance            2/28/03    $1,000,000 Contingent Auto                     against Sunterra Corp. and
General Liability                                 Liability;                                     subsidiaries for claims/
Cover                                             $1,000,000 Employers Liability                 accidents occurring outside
                                                                                                 the USA which are litigated/
                                                                                                 filed in the USA.
                                                                                                 Rated A++XV
Property Policy    Lloyds of           3/1/02-    $2.5 million annual aggregate      $1,579,560  McGriff Broker
                   London              2/28/03                                                   Covers all Sunterra Corp's.
                   168601N &                                                                     owned or managed resorts,
                   Royal Surplus                                                                 except for the St. Maarten
                   Lines                                                                         resorts, Marc Resorts &
                                                                                                 Kaanapali, HI
Property Policy    Steadfast           3/1/02-    $2.5 million excess of $2.5        $732,309    McGriff Broker
                   Insurance Co.       2/28/03    million annual aggregate for all               Excess property covers 2/nd/
                   Policy #                       perils, separately for Flood and               layer; $5 million in combined
                   SPP370051000                   Earthquake                                     property, business
                                                                                                 interruption and continuing
                                                                                                 expenses
Property Policy    Westchester         3/1/02-    $20 million excess of $2.5         $490,678    McGriff Broker
                   Surplus Lines       2/28/03    million per occurrence, which in               Excess property covers 3/rd/
                   Insurance Co.                  turn excess of $2.5 million                    layer; $25 million in
                   WXA6637731                     annual aggregate for all perils                combined property, business
                                                  annually, separately for Flood                 interruption and continuing
                                                  and Earthquake                                 expenses coverage

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of            Company & Policy    Policy
Coverage           Policy Number       Period     Limits/Deductible                  Premium     Comments
--------           -------------       ------     -----------------                  -------     --------
Property Policy    Royal Surplus       3/1/02-    $50 million excess $22.5 million   $165,198    McGriff Broker
                   Lines -             2/28/03    except California Earthquake                   Excess property 4/th/ layer;
                   TKHD323436                     ($25 million excess $22.5                      $75 million in combined
                                                  million per occurrence, which in               property, business
                                                  turn excess of $2.5 million                    interruption and continuing
                                                  annual aggregate for all perils)               expenses coverage
Property Policy    Commonwealth        3/1/02-    $5 million excess of $5 million    $157,980    Wind Flood Hail Coverage
                   Insurance           2/28/03    per occurrence for wind, hail                  for U.S. Virgin Islands
                   Company                        and flood USVI
Boiler and         Travelers           3/1/02-    $50,000,000                        $9,000      McGriff Broker
Machinery          Insurance           2/28/03                                                   Covers all Sunterra Corp.'s
Coverage           Company                                                                       locations and resorts except
                   #BMGM5J273K                                                                   St. Maarten and Lake
                   099611L01                                                                     Arrowhead; $45 million
                                                                                                 excess of the primary Lloyds
                                                                                                 property policy.
HOA D&O Policy     National Union      11/1/01-   Various limits-see schedule                    Marsh Broker
                   Fire Insurance      11/1/02    $5,000 deductible                              Individual D&O policies for
                   Co. #004738335                                                                HOA Boards
                                                                                     $3,100      AOAO Poipu Point $2 million
                                                                                     $3,100      AOAO Hawaiian Monarch $3
                                                                                                 million
                                                                                     $2,100      Breakers of Ft. Lauderdale
                                                                                                 Condo Assoc. $2 million
                                                                                     $3,100      Bent Creek Golf Village
                                                                                                 Condo Assoc. Inc. $2 million
                                                                                     $2,100      Carambola Beach Resort
                                                                                                 Owners Assoc. Inc. $2
                                                                                                 million
                                                                                     $3,100      Coral Sands of Miami Beach
                                                                                                 Timeshare Assoc. Inc. $2
                                                                                                 million
                                                                                     $3,100      Gatlinburg Town Square
                                                                                                 Resort Condo II Assoc. $2
                                                                                                 million
                                                                                     $3,100      Gatlinburg Town Square
                                                                                                 Members Assoc. $2 million
                                                                                     $3,100      Gatlinburg Town Square
                                                                                                 Master Assoc. $2 million
                                                                                     $3,100      Grand Beach Resort Condo
                                                                                                 Assoc. $2 million
                                                                                     $3,100      Greensprings Plantation
                                                                                                 Resort Owners Assoc. $2
                                                                                                 million
                                                                                     $2,100      Lake Tahoe Vacation
                                                                                                 Ownership Resort Owners'
                                                                                                 Assoc. $2 million
                                                                                     $3,100      Mountain Meadows
                                                                                                 Timeshare Owners' Assoc.
                                                                                                 $2 million
                                                                                     $3,100      Plantation at Fall Creek
                                                                                                 Condo Assoc. $2 million
                                                                                     $3,100      Poipu Point Vacation
                                                                                                 Owners' Assoc. $2 million
                                                                                     $2,100      Polynesian Isles Resort
                                                                                                 Condo IV Assoc. $2 million

Sunterra Resorts Policy Register 2002 - 2003                                                  Attachment B
--------------------------------------------
Type of           Company &        Policy
Coverage          Policy Number    Period    Limits/Deductible             Premium   Comments
--------          -------------    ------    -----------------             -------   --------
HOA D&O Policy    National Union   11/1/01-  Various limits - see schedule           Marsh Broker
- Continued       Fire Insurance   11/1/02   $5,000 deductible                       Individual D&O policies for
                  Co. #004738335                                                     HOA Boards
                                                                           $2,100    Polynesian Isles Resort
                                                                                     Master Assoc. $2 million
                                                                           $5,100    Polynesian Isles Resort
                                                                                     Condo Assoc. $2 million
                                                                           $3,100    Powhatan Plantation
                                                                                     Owners Assoc. $2 million
                                                                           $2,100    The Ridge on Sedona Golf
                                                                                     Resort Owners' Assoc. $2
                                                                                     million
                                                                           $3,100    Ridge Pointe Property
                                                                                     Owners Assoc. $2 million
                                                                           $3,000    Scottsdale Villa Mirage
                                                                                     Resort Owners' Assoc. $2
                                                                                     million
                                                                           $3,100    Sedona Springs Resort
                                                                                     Owners' Assoc. $2 million
                                                                           $2,100    Sedona Summit Resort
                                                                                     Owners' Assoc. $2 million
                                                                           $3,100    Town Village Resort Condo
                                                                                     Assoc., Inc. $2 million
                                                                           $9,170    Scottsdale Villa Mirage
                                                                                     Resort Condo Assoc. Inc. $2
                                                                                     million
                                                                           $3,100    Vacation Timeshare Owners
                                                                                     Assoc. $5 million
                                                                           $2,100    Villas de Santa Fe Condo
                                                                                     Assoc. $2 million
                                                                           $2,100    Villas on the Lake Owners
                                                                                     Assoc. $2 million
Corporate         Genesis          1/27/01-  $10,000,000                   $100,000  Marsh Broker
Directors &       Insurance Co.    1/27/02                                           Extended period for
Officers          #YB001931A                                                         reporting coverage for policy
Tail coverage                                                                        that expired 1/27/01
Corporate         Genesis          1/27/01-  $10,000,000 x 15 million      $50,000   Marsh Broker
Directors &       Insurance Co.    1/27/02                                           Extended period for
Officers          #YXB001937                                                         reporting coverage for policy
Tail coverage                                                                        that expired 1/27/01
Corporate         Twin City Fire   1/27/01-  $5,000,000 x 10 million       $35,000   Marsh Broker
Directors &       Insurance Co.    1/27/02                                           Extended period for
Officers          (Hartford) #NDA                                                    reporting coverage for policy
Tail coverage     0131223-00                                                         that expired 1/27/01
Corporate         Genesis          1/27/01-  $5,000,000 Primary
Directors &       Insurance Co.    1/27/02                                 $647,500
Officers          #YXB002299
Corporate         Gulf Insurance   1/27/01-  $5,000,000 X $5,000,000       $323,750
Directors &       Company          1/27/02
Officers          #GA0723854
Corporate         Twin City Fire   1/27/01-  $5,000,000 X $10,000,000      $242,813
Directors &       Insurance Co.    1/27/02
Officers          (Hartford) #NDA
                  0131223-01
Corporate         Greenwich        1/27/01-  $5,000,000 X $15,000,000      $160,000
Directors &       Insurance Co.    1/27/02
Officers          (XL - Capitol)

--------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002 - 2003                                                                        Attachment B
--------------------------------------------
Type of Coverage    Company &         Policy
----------------
Corporate           Policy Number     Period     Limits/Deductible                 Premium      Comments
                    -------------     ------     -----------------                 -------      --------
Directors &         Clarendon         1/27/01-   $5,000,000 X $20,000,000          $150,000
Officers            National          1/27/02
                    Insurance Co.
                    (MAG)

Professional        Philadelphia      6/1/01-    $5,000,000                        $84,802      Marsh Broker
Liability E&O       Indemnity         6/1/02     $10,000 deductible                             E&O coverage for mortgage
                    HCL 2002942                                                                 banking, resort management
                                                                                                and independent brokers by
                                                                                                endorsement
Workers             Legion            6/15/01-   $1,000,000 limit per accident;    $803,916     McGriff Broker
Compensation        Insurance         6/15/02    $1,000,000 Disease policy limit;               Covers all states except
All Other States    Company                      $1,000,000 Disease - each                      Hawaii, Nevada, Washington
                    TBA                          employee                                       and U.S. Virgin Islands
                    TIG Insurance     6/15/01-   $1,000,000 limit per accident;    $365,475     Marsh Honolulu broker
Workers                               6/15/02    $1,000,000 Disease policy limit;               Coverage Hawaii locations -
Compensation                                     $1,000,000 Disease - each                      Marc, Embassy Poipu,
Hawaii                                           employee                                       Kaanapali and Sunterra
                                                                                                Pacific resorts
EPL                 Lexington         4/8/02-    $15,000,000 each insured          $316,295     Marsh
                    #1052315          4/8/03     event limit                       (does not    EPL coverage extends to
                                                 $15,000,000 total aggregate       include      independent contractors and
                                                 policy period limit               E&S or       claims against Sunterra for
                                                 $100,000 deductible               other        acts of independent
                                                                                   applicable   contractors
                                                                                   taxes)
Sunterra            St. Paul Fire &   4/09/01-   $1,000,000 single limit;          $70,734      McGriff Atlanta
Automobile          Marine            4/09/02    $5,000 per accident deductible;   AOS
Policy & Garage-    CA00101153                   $200,000 garagekeepers liab.      $16,464 FL
keepers             CA00101154 FL                $2,500 GK Collision deductible;   $29,941 Va
                    CA00101152 Va                $500 GK Comprehensive             $865 USVI
                    CA00101155                   deductible
                    USVI
Hawaii              TIG Insurance     3/01/01-   $1,000,000 bodily injury per      TBD          Marsh Honolulu broker
Automobile          Co.               3/01/02    incident;
Liability Policy                                 $1,000,000 property damage
                                                 per incident;
                                                 $500/$500 collision/
                                                 comprehensive deductible;
                                                 $1,000,000 limit;
                                                 $1,000 deductible
                                                 $20,000/$40,000 non-stacked
                                                 Uninsured/underinsured
                                                 motorist
Hawaii GL Policy    TIG Insurance     3/1/01-    $1,000,000 each occurrence        $240,000     Marsh Honolulu broker
                    Co.               3/1/02     $50,000 fire damage
                                                 $5,000 medical expenses
                                                 $1,000,000 personal injury
                                                 $2,000,000 general aggregate
                                                 $2,000,000 products/completed
                                                 operations aggregate
                                                 $1,000 deductible
General Liability   TIG Insurance Co. 3/1/01-    $2,000,000 aggregate              $8,792       McGriff Broker
Ridge Spa and       Co.               3/1/02     $1,000,000 occurrence                          Separate policy for spa and
Racquet Club        #T70037500512                $300,000 fire damage                           health club
                    04                           $5,000 medical expense

-------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002 - 2003                                                                          Attachment B
--------------------------------------------
Type of                 Company &            Policy
Coverage                Policy Number        Period    Limits/Deductible                 Premium     Comments
--------                ----------------    -------    -----------------                 -------     ---------
Marina Operators        Commercial Union     5/1/01-   $1,000,000 protection and         $20,500     McGriff Broker
Liability               Insurance            5/1/02    indemnity                                     Plantation at Fall Creek,
                        CZJH20890                      $1,000,000 rental liability                   Villas on the Lake,
                                                       $100,000 per vessel Bailees                   Powhatan Plantation
                                                       $1,000,000 per occurrence                     Campground and Marina
                                                       Bailees
                                                       $1,000 deductible
Comprehensive           National Union       2/28/01-  $200,000 single loss              $2,500      Marsh Broker
3D Policy               Fire Insurance       2/28/02   $2,500 deductible single loss                 Employee dishonesty
(#10/81) for            Co.                                                                          coverage
Island Colony           #860-60-05
Comprehensive           National Union       2/18/01-  $200,000 single loss              $2,500      Marsh Broker
3D Policy               Fire Insurance       2/18/02   $2,500 deductible single loss                 Employee dishonesty
(#10/81) for            Co.                                                                          coverage
Poipu Point             #008-606-508
Blanket Crime           National Union       9/1/01-   $3,000,000                        $30,012     Marsh Broker
Policy                  Fire Insurance       8/31/02   $25,000 deductible                            Covers all Sunterra Corp.
                        Co. of                                                                       locations and managed
                        Pittsburgh, PA                                                               locations
                        #473-30-27
St. Maarten             Allianz Royal        7/12/01-  $43,603,000 loss limit            $1,210,956  McGriff Atlanta
Property                Nederland            7/12/02   $10,000 deductible per
Insurance                                              occurrence
                                                       2% TIV deductible for flood and
                                                       wind
Boiler &                Travelers            7/12/01-  $30,000,000                       $13,100     McGriff Atlanta
Machinery               Insurance            7/12/02
St. Maarten             Company
                        BMG532X4032
Foreign Liability       Zurich               7/12/01-  $1,000,000 aggregate              $11,000     McGriff Atlanta
Contingent                                   7/12/02   $500,000 each occurrence
Automobile                                             $1,000,000 fire legal
Liability,                                             $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel         Unum Policy #        5/01/01-  $5,000,000 aggregate limit of     $8,280      Aon Consulting, Inc
Accident Policy         GTA 23207            5/01/02   liability
Basic Life              Prudential1          1/01/02-  1 X Salary to $1,000,000
Insurance               Healthcare           12/31/02
                        Contract #76976
Supplemental            Prudential           1/01/02-  1,2, or 3 X Salary to $1,000,000
Life Insurance          Healthcare           12/31/02
                        Contract #76976
AD&D                    Prudential           1/01/02-  50% to $100,000
                        Healthcare           12/31/02
                        Contract #76976
Short Term              Prudential           1/01/02-  60% to $1,000
Disability              Healthcare           12/31/02
                        Contract #76976
Long Term               Prudential           1/01/02-  50% to $10,000
Disability              Healthcare           12/31/02
                        Contract #76976
Dental                  MetLife Contract     1/01/02-  $50/$150 deductible;                          In-Network: 100%/80%/
                        #300151              12/31/02  $1,500 annual maximum;                        50%/50%
                        (insured)                      $50 orthodontia deductible;                   Out-of-Network:80%/60%/
                                                       $2,000 orthodontia maximum                    30%/50%

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of February 28, 2002

Property Name              Acct. Title                                  Bank Name                      Bank Account #      ABA#
------------------------------------------------------------------------------------------------------------------------------------
Bent Creek                 Bent Creek Golf Course                       Mountain National Bank           104006440
Coral Sands                SWF E/A for Signature Resorts Inc. (Coral    Bank of America                 003064479205     063100277
                           Sands Resort)
Coral Sands                Coral Sands Resort                           Harbor Bank                      0140420282      051405463
Cypress Pointe             UBOC Presales @ SWF -SWF LLP E/A for         First Union National Bank      2000002004219     063107513
                           Cypress Pointe Resort- Special Holding
                           A/C
Cypress Pointe             SWF for Sunterra Corp. (Cypress Pointe)      First Union National Bank      2000004380326     063107513
                           Escrow
Cypress Pointe             Petty Cash - Spiffs                          First Union National Bank      2090000321205     063000021
Cypress Pointe             Cypress Pointe Resort II                     Harbor Bank                      0140420209      51405463
Escapes                    Sunterra Escapes                             Bank One Arizona
EVR Grand Beach            SWF E/A for Grand Beach Resort LP            Bank of America                 003064413944     063000047
EVR Grand Beach            UBOC Presales @ SWF - IES Custodian          Bank of America                 003064413957     063000047
                           for Sunterra Corp (GBR Special Holding
                           Acct)
EVR Grand Beach            Petty Cash - Resort Marketing                First Union National Bank      2090000740365     063000021
EVR Grand Beach            SWF E/A for Grand Beach Resort LP Tax        First Union National Bank      2090001812807     063000021
                           Escrow
EVR Lake Tahoe             Lake Tahoe Resort Partners, LLC              Wells Fargo Bank                 0059011684      121000248
EVR Lake Tahoe             RMI, Inc. Lake Tahoe Payroll  Acct           Wells Fargo Bank                 0901069161      121000248
EVR Lake Tahoe             Resort Marketing International               Wells Fargo Bank                 0901069187      121000248
EVR Tahoe                  Embassy/Lake Tahoe Sunterra Escrow           Chicago Title Ledger
                           Trust
Fall Creek                 SWF LLP E/A for Sunterra Corporation         Bank of America                 002863355107     081000032
                           (Plantation at Fall Creek)
Fall Creek                 SWF LLP E/A for Signature Resorts            Commercial Fed Bank             000055546341     304072080
                           Inc.(Sunterra-Branson)
Flamingo                   SWF E/A for AKGI-St Maarten NV               First Union National Bank      2090001067487     063000021
Flamingo                   SWF                                          First Union National Bank      2090001067487     63000021
Flamingo Beach             French Franc's                               Banque Francaise Commercial     60214839088         N/A
Flamingo Beach             French Usds                                  Banque Francaise Commercial     60639999040         N/A
Flamingo Beach             Developer                                    First Union National Bank      2000009376937     063000021
Flamingo Beach             Payroll Usd                                  Windward Island Bank              20018002          N/A
Flamingo Beach             Operating                                    Windward Island Bank              20018100          N/A
Flamingo Beach             Merchant                                     Windward Island Bank              20018209          N/A
Flamingo Beach             Payroll Naf                                  Windward Island Bank              20145702          N/A
Gatlinbug (Bent Creek)     Resort Marketing International Inc./         First Union National Bank      2000010996393     063000021
                           Sunterra Resorts-Gatlinburg
Gatlinburg (Bent Creek)    IES E/A for Bent Creek                       Bank First                        04806220       064204198
Gatlinburg (Bent Creek)    IES E/A Bent Creek-Special Holding           Bank First                        04813197       064204198
                           Account
Gatlinburg (Town Square)   IES E/A for Town Square                      Bank First                        04806476       064204198
Gatlinburg (Town Square)   UBOC Presalse @ SWF - IES E/A                Bank First                        04813200       064204198
                           Gatlinburg Town Square-Special Holding
                           Account
Gatlinburg (Town Village)  IES E/A for Town Village                     Bank First                        04807618       064204198
Greensprings               Greensprings Associates Escrow Account       Bank of America                 004130354431

Harbour Lights             Resort Mktg. Intl. Harbour Lights Trust      Wells Fargo Bank                0087-588356        14003
                           Acct.
Northern VA Sales Ctr.     Springfield Escrow Account                   Bank of America                 004112989829
Polynesian Isles           SWF E/A for Polynesian Isles                 First Union National Bank      2000001995578     063000021
Powhatan                   Powhatan Associates Escrow Account           Bank of America                 004112989170
Ridge at Sedona            IES, Inc. Escrow Agent for The Ridge         Bank of America                  252-962160      122101706
RMI Carslbad               Carlsbad Encore                              First Union National Bank      2000009398740     063000021
RMI Orlando                Resort Marketing International Inc           First Union National Bank      2000010996380     063000021
                           Operating Account
Roundhill- Tahoe           RMI,Inc. Brokers Acct.                       Wells Fargo Bank                 2002871663      121000248

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of February 28, 2002

Property Name             Acct. Title                                   Bank Name                      Bank Account #       ABA#
------------------------------------------------------------------------------------------------------------------------------------
Royal Dunes               Port Royal Resort LP-SWF                      First Union National Bank      2010000250673      053207766
                          Attorney/Escrow Agent
Royal Palm                SWF E/A for AKGI-St Maarten NV                First Union National Bank      2090001067490      063000021
Royal Palm                Payroll Usd                                   Windward Island Bank              20017103           N/A
Royal Palm                Operating                                     Windward Island Bank              20017201           N/A
Royal Palm                Merchant                                      Windward Island Bank              20017310           N/A
Royal Palm                Payroll Naf                                   Windward Island Bank              20145604           N/A
San Luis Bay              San Luis Bay Trust                            Wells Fargo Bank                 0468864627       121000248
Santa Fe                  Santa Fe EscrowTerritorial Title & Abstract   Bank of America                 004271416775      107000327

Santa Fe                  IES, Inc. Escrow agent for Villas de          Bank of America                 004676660029      122101706
                          Santa Fe
Santa Fe                  IES, Inc. E/A for Sunterra Corp.(Villas de    Wells Fargo Bank                 1353128272
                          Santa Fe
Scottsdale                IES, Inc. Escrow Agent for Scottsdale Villa   Bank of America                  252-962179       122101706
                          Mirage
Scottsdale Villa Mirage   Resort Marketing Int'l                        Bank One Arizona                 2017-4207        122100024
Scottsdale Villa Mirage   Resort Marketing Int'l                        Bank One Arizona                 2017-4235        122100024
Scottsdale Villa Mirage   All Seasons Realty Inc SVM Function &         Bank One Arizona                 2323-6529        122100024
                          Activities
Scottsdale Villa Mirage   Scottsdale Villa Mirage Gifting               Bank One Arizona                 2364-5629        122100024
Scottsdale Villa Mirage   Scottsdale spiff                                                               0441-4497
Sedona                    Int'l Escrow Services, Inc. (Not an Escrow)   Bank One                         3198-7602        122100024

Sedona Properties         All Seasons- Legal Acct.                      Bank One Arizona                 0768-8821        122100024
Sedona Properties         All Seasons Realty-Activities Clearing Acct   Bank One Arizona                 0768-9453        122100024

Sedona Properties         All Seasons Realty Inc-Functions Acct         Bank One Arizona                 1005-8089        122100024
Sedona Properties         RMI Comm                                      Bank One Arizona                 2363-9077        122100024
Sedona Properties         Ridge at Sedona Golf Resort- Sedona Golf      Bank One Arizona                 2750-9886        122100024
                          Resort Spiffs Acct.
Sedona Properties         Ridge at Sedona Golf Resort- Sedona           Bank One Arizona                 2750-9907        122100024
                          Springs Spiffs Acct
Sedona Properties         RMI Payroll                                   Bank One Arizona                 2751-0916        122100024
Sedona Properties         All Seasons Resorts Inc.- gifting             Bank One Arizona                 634180335        122100024
Sedona Springs            IES, Inc. Escrow Agent for Sedona Springs     Bank of America                  252-962208       122101706

Sedona Summit             IES, Inc. Escrow Agent for Sedona Summit      Bank of America                  252-962195       122101706

St. Croix - Carambola     Hotel Merchant                                The Bank of Nova Scotia            856-18         101606216
St. Croix - Carambola     Capital Reserve                               The Bank of Nova Scotia            962-10         101606216
St. Croix - Carambola     Hotel Operating                               The Bank of Nova Scotia            965-12         101606216
Steamboat                 Brokerage Trust Account                       Vectra Bank                      4810007148         20031
Sunterra Corporation      Signature Resorts Inc                         Fidelity Investments          0059-0080390248     021000018
Sunterra Corporation      Sunterra Corporation-Operating                First Union National Bank      2000008319856      063000021
Sunterra Corporation      Sunterra Corporation, Credit Card             First Union National Bank      2000008319869      063000021
Sunterra Corporation      Sunterra Corporation-Payroll                  First Union National Bank      2000008319953      063000021
Sunterra Corporation      Reserve Sunterra Centre                       First Union National Bank      2000010014042      063000021
Sunterra Corporation      International Timeshares SWF E/A for          First Union National Bank      2090002245732      063000021
                          International Timeshares Inc.
Sunterra Corporation      Signature Resorts Inc                         First Union National Bank      2090002393011      063000021
Sunterra Corporation      Sunterra Corporation                          Salomon Smith Barney         224-90675-1-9-315    021000021
Sunterra Corporation      International Timeshares- Timeshare           SunTrust Bank                  0766766226205
                          Closing Services, Inc.-Sunterra Escrow
                          Account
Sunterra Finance          Grand Bch-Restricted Cash Endpaper            Bank One                         0345-2926        122100024
Sunterra Finance          Flamingo-Restricted Cash Endpaper             Bank One                         0457-3009        122100024
Sunterra Finance          Royal Palm-Restricted Cash Endpaper           Bank One                         0460-7723        122100024
Sunterra Finance          Port Royal-Restricted Cash Endpaper           Bank One                         0910-6733        122100024
Sunterra Finance          San Luis-Restricted Cash Endpaper             Bank One                         1324-5007        122100024

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of February 28, 2002

Property Name            Acct. Title                                 Bank Name                      Bank Account #        ABA#
------------------------------------------------------------------------------------------------------------------------------------
Sunterra Finance         Bent Creek-Restricted Cash Endpaper         Bank One                          2142-5075        122100024
Sunterra Finance         Concord Secur 98A                           Bank One                          2313-5354        122100024
Sunterra Finance         Restricted Cash UBOC                        Bank One                   2825-3069/ 0410-
                                                                                                 2047,0410-1984, 0412-
                                                                                                 9004, 0410-1554
Sunterra Finance         Concord - Restricted Cash BofA              Bank One                          2825-3245        122100024
Sunterra Finance         Concord Concentration Account               Bank One Arizona                  0311-2294        122100024
Sunterra Finance         Open Escrow                                 Bank One-Lender #475              2226-4728        122100024
Sunterra Finance         UBOC Resales                                Bank One-Lender#525               0632-1577        122100024
Sunterra Finance         B of A Resales                              Bank One-Lender#705               0632-1606        122100024
Sunterra Finance         B of A Restricted                           First Union National Bank       2000010996966      063000021
Sunterra Finance         UBOC Restricted                             First Union National Bank       2000010996979      063000021
Sunterra Finance         Restricted  - LaSalle Cash Collect          La Salle National Bank          67-7934-70-5
Sunterra Finance         Restricted LaSalle Cash Reserve             La Salle National Bank          67-7934-71-3
Sunterra Finance         Sunterra Financial Services, Inc.- Imprest  Nevada National Bank        122400779-0012085638
Sunterra Finance         Finova Segregated                           Nevada State Bank           12085620 & 085817757
Tahoe Ridgepointe        RDI Escrow Trust Fund Account               Wells Fargo Bank                  4159566587       121000248
Villas at Poco Diablo    IES, Inc. Escrow Agent for Villas at Poco   Bank of America                   252-962216       122101706
                         Diablo
Villas de Santa Fe       Cas Master Operating                        Wells Fargo Bank                 064-4525602
Villas de Santa Fe       Cash master Payroll                         Wells Fargo Bank                 064-4525628
Villas de Santa Fe       Villas de Santa Fe Gifting                  Wells Fargo Bank                 1353-128239
Villas de Santa Fe       Villas de Santa Fe RMI Commission           Wells Fargo Bank                 1353-128613
                         Account
Villas de Santa Fe       Villas de Santa Fe SpiffAccount             Wells Fargo Bank                 1353-128624
Villas of Sedona         IES, Inc. Escrow Agent for Villas of Sedona Bank of America                   252-962187       122101706

Villas on the Lake       IES, Inc. Escrow Agent for Villas on the    Bank of America                  004771161038      111000025
                         Lake
Virginia - RMI           Resort Marketing International Inc./ RMI    First Union National Bank        2000010996403     063000021
                         VA

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                         Total
                                                                  Consolidated
Legal entity                                                          Sunterra
Bankruptcy filing number                                           Corporation
                                                                   -----------
Assets:
-------
Cash and cash equivalents                                        $   8,109,826
Cash in escrow and restricted cash                                  28,263,080
Mortgages receivable, net                                          156,683,891
Retained interests                                                  15,973,946
Intercompany receivable                                             92,971,698
Due from related parties                                            (1,149,089)
Other receivables, net                                               6,194,048
Income tax refund receivable                                           990,117
Prepaid expenses and other assets                                   21,411,627
Investment in joint ventures                                           250,000
Assets held for sale                                                11,665,896
Real estate and development costs                                  150,015,260
Property and equipment, net                                         34,973,743
Intangible assets, net                                               1,756,207
                                                                 -------------

                                                                 $ 528,110,250
                                                                 =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                           $  59,889,756
Notes payable subject to compromise                                526,996,222
Accounts payable not subject to compromise                          12,769,297
Accrued liabilities                                                110,438,536
Notes payable not subject to compromise                            171,845,537
Income taxes payable                                                         -
Deferred income taxes                                               (1,182,729)
                                                                 -------------
                                                                   880,756,619

Stockholders' equity                                              (352,646,369)
                                                                 -------------

Total liabilities and equity                                     $ 528,110,250
                                                                 =============

  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                        Total
                                                                 Consolidated
Legal entity                                                         Sunterra
Bankruptcy filing number                                          Corporation
                                                                  -----------
Revenues:
--------
Vacation interests sales                                        $   6,555,715
Interest income                                                     1,999,334
Other income (loss)                                                   938,170
                                                                -------------
     Total revenues                                                 9,493,219
                                                                -------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    1,392,926
Advertising, sales and marketing                                    3,415,952
Provision for doubtful accounts                                       313,862
Loan portfolio expenses                                             1,094,216
Maintenance fees and subsidies                                      1,245,567
General and administrative                                          2,070,691
Depreciation and amortization                                         591,221
                                                                -------------
Total costs and operating expenses                                 10,124,435
                                                                -------------

Income (loss) from operations                                        (631,216)

Interest expense                                                      993,799
Other nonoperating expenses                                                 -
Realized (gain) on available-for-sale securities                            -
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                         31
     Interest (Income)                                                 (8,377)
     Professional Services                                          3,381,230

Extraordinary item                                                    (12,982)
                                                                -------------

Income (loss) before provision for taxes                           (4,984,917)

Provision for income taxes                                                  -
                                                                -------------
Net income (loss)                                               $  (4,984,917)
                                                                =============

  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
                                                                 -----------
Beginning Cash Balance                                           $ 5,298,299 (a)

Interest Income on full DIP draw                                       8,368

Deposit/Collection:
------------------
Encore                                                                72,367
Escapes                                                                4,045
Rental Income                                                        112,111
Ticket Sales                                                          25,000
Tour Sales                                                           247,364
Closing Costs                                                         14,965
Operating Refunds                                                     72,047
Conversions                                                              259
Golf Course Revenues                                                  11,145
Escrow Funds                                                       1,769,175
Sunterra's Collections on Mortgages Receivable                     4,562,294
Timeshare Sales                                                      274,157
Sunterra Finance Servicing Fee Income                                 89,325
Employee Payroll Deduction Reimbursement                             126,729
Non-Debtor Reimbursements                                            271,607
                                                                 -----------

    Subtotal-Deposit/Collection Inflows                            7,660,957

Resort Operating & Payroll Balances (added back)                   1,858,946

Other:
-----
Asset Sales                                                                -
DIP Financing                                                      6,813,440
Other                                                                324,775
                                                                 -----------

Total Cash Inflows                                                16,658,118

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002
                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
Outflows:                                                        -----------
--------
Operating-Corporate                                                1,504,383
Operating-Sunterra Finance                                           608,989
Operating-Premier                                                      3,538
Operating-Carlsbad                                                     9,611
Operating-Resorts                                                  1,478,595
Payroll-Corporate                                                    571,256
Payroll-Sunterra Finance                                             386,398
Payroll-Carlsbad                                                      21,816
Payroll-Resorts(S&W)                                               1,628,806
Commissions-Post                                                     461,755
HOA Subsidies & Maintenance Fees                                     815,200
Health Claims                                                        349,978
Insurance - Coverage Premiums                                      2,018,280
IT Equipment Lease                                                    47,045
Professional Fees                                                  2,260,378
DIP Financing Fees                                                   447,039
Restricted Cash Transfers                                            (70,267)
                                                                ------------

Total Cash Outflows                                               12,542,801

Capital Expenditures and Maintenance:
------------------------------------
Construction                                                         707,146

Interest:
--------
Interest Expense on D.I.P.                                           596,644

Other:
-----
Other                                                                      -
                                                                ------------

Total Cash Outflows                                               13,846,591
                                                                ------------

Ending Cash Balance                                                8,109,826
Non Cash Adjustments                                                       -
                                                                ------------
Balance per Cash Flow                                           $  8,109,826
                                                                ============

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002
                                                                         Total
                                                                  Consolidated
                                                                      Sunterra
                                                                   Corporation
                                                                   -----------
Reconciliation:
--------------

Bank Balances:
-------------
First Union                                                          2,361,807
Salomon Smith Barney                                                 5,946,703
Resort Cash Accounts                                                   824,734
                                                                --------------
Total Bank Balances                                                  9,133,244

Less Outstanding Checks                                             (1,023,418)
                                                                --------------
Total Cash per Balance Sheet                                    $    8,109,825
                                                                ==============

Difference                                                                   0

Notes to Debtor's Cash Flow:
---------------------------
a)  Beginning cash balance includes Corporate Cash only

The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Assets:
------
Cash and cash equivalents                                        $   6,422,994
Cash in escrow and restricted cash                                   2,832,525
Mortgages receivable, net                                                    -
Retained interests                                                           -
Intercompany receivable                                            313,779,887
Due from related parties                                             2,311,229
Other receivables, net                                                 736,379
Prepaid expenses and other assets                                    5,257,510
Investment in joint ventures                                           250,000
Real estate and development costs                                   59,957,820
Property and equipment, net                                         17,565,102
Intangible assets, net                                               1,756,207
                                                                 -------------

                                                                 $ 410,869,653
                                                                 =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                              41,519,811
Notes payable subject to compromise                                483,612,086
Accounts payable not subject to compromise                           4,663,982
Accrued liabilities                                                 24,833,970
Notes payable not subject to compromise                            147,019,836
Deferred income taxes                                               (1,182,729)
                                                                 -------------
                                                                   700,466,956

Stockholders' equity                                              (289,597,303)
                                                                 -------------

Total liabilities and equity                                     $ 410,869,653
                                                                 =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002


                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Revenues:
--------
Vacation interests sales                                          $    766,205
Interest income                                                              -
Other income (loss)                                                     17,927
                                                                  ------------
     Total revenues                                                    784,132
                                                                  ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       165,472
Advertising, sales and marketing                                       377,833
Provision for doubtful accounts                                              -
Loan portfolio expenses                                               (113,709)
General and administrative                                           2,014,010
Depreciation and amortization                                          479,978
                                                                  ------------
Total costs and operating expenses                                   2,923,584
                                                                  ------------

Income (loss) from operations                                       (2,139,452)

Interest expense                                                       580,428
Other nonoperating expenses                                                  -
Realized (gain) on available-for-sale securities                             -
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                          31
     Interest (Income)                                                  (8,377)
     Professional Services                                           3,381,230

Extraordinary item                                                     (12,982)
                                                                  ------------

Income (loss) before provision for taxes                            (6,079,782)

Provision for income taxes                                                   -
                                                                  ------------
Net income (loss)                                                 $ (6,079,782)
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Inflows:
-------
Interest Income on D.I.P.                                         $      8,368

Deposit/Collection
------------------
Encore                                                                   1,393
Rental Income                                                          104,306
Tour Sales                                                              23,579
Closing Costs                                                           14,965
Operating Refunds                                                       18,582
Conversions                                                                259
Golf Course Revenues                                                    11,145
Escrow Funds                                                           600,998
Sunterra's Collections on Mortgages Receivable                       4,562,294
Employee Payroll Deduction Reimbursement                                36,447
Non-Debtor Reimbursements                                              271,607
                                                                  ------------
    Subtotal-Deposit/Collection Inflows                              5,653,942

Other
-----
Asset Sales                                                                  -
Other                                                                  324,775
                                                                  ------------
    Total Cash Inflows                                               5,978,717

Outflows:
--------
Operating-Corporate                                                  1,504,383
Operating-Resorts                                                      103,236
Payroll-Corporate                                                      571,256
Payroll-Resorts(S&W)                                                   187,002
Commissions-Post                                                        10,761
HOA Subsidies & Maintenance Fees                                       207,252
Health Claims                                                          349,978
Insurance - Coverage Premiums                                        2,017,594
IT Equipment Lease                                                      47,045
Professional Fees                                                    2,260,378
DIP Financing Fees                                                     447,039
Restricted Cash Transfers                                              (70,267)
                                                                  ------------

    Total Cash Outflows                                              7,635,658

Capital Expenditures & Maintenance
----------------------------------
Construction                                                           378,509

Interest
--------
Interest Expense on D.I.P.                                             596,644

Other
-----
Other                                                                        -
                                                                  ------------
    Total Cash Outflows                                           $  8,610,811
                                                                  ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $ 1,044,045
Cash in escrow and restricted cash                                  647,875
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          55,929,128
Due from related parties                                           (154,315)
Other receivables, net                                            1,055,249
Prepaid expenses and other assets                                 1,463,089
Investment in joint ventures                                              -
Real estate and development costs                                 1,705,271
Property and equipment, net                                      14,016,274
Intangible assets, net                                                    -
                                                                -----------

                                                                $75,706,616
                                                                ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            3,033,402
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                        1,720,556
Accrued liabilities                                              72,120,712
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                                -----------
                                                                 76,874,670

Stockholders' equity                                             (1,168,054)
                                                                -----------

Total liabilities and equity                                    $75,706,616
                                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002


                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $   598,902
Interest income                                                           -
Other income (loss)                                                  84,140
                                                                -----------
     Total revenues                                                 683,042
                                                                -----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     61,780
Advertising, sales and marketing                                    413,567
Provision for doubtful accounts                                           -
Loan portfolio expenses                                               9,987
General and administrative                                          190,319
Depreciation and amortization                                        (6,107)
                                                                -----------
Total costs and operating expenses                                  669,546
                                                                -----------

Income (loss) from operations                                        13,496

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                -----------

Income (loss) before provision for taxes                             13,496

Provision for income taxes                                                -
                                                                -----------
Net income (loss)                                               $    13,496
                                                                ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                          $     6,765
Timeshare Sales                                                     274,157
                                                                -----------

  Subtotal-Deposit/Collection Inflows                               280,921

Other
-----
Other                                                                     -
                                                                -----------

  Total Cash Inflows                                                280,921

Outflows:
--------
Operating-Resorts                                                   339,809
HOA Subsidies & Maintenance Fees                                          -

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                         -
                                                                -----------

  Total Cash Outflows                                           $   339,809
                                                                -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                    $             -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                             ---------------

                                                             $             -
                                                             ===============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                             ---------------
                                                                           -

Stockholders' equity                                                       -
                                                             ---------------

Total liabilities and equity                                 $             -
                                                             ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                     $             -
Interest income                                                            -
Other income (loss)                                                        -
                                                             ---------------
     Total revenues                                                        -
                                                             ---------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                             ---------------
Total costs and operating expenses                                         -
                                                             ---------------

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                             ---------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                             ---------------
Net income (loss)                                            $             -
                                                             ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                        Inc.(AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $    196,212
Cash in escrow and restricted cash                                 1,281,819
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           57,496,843
Due from related parties                                              58,159
Other receivables, net                                               258,946
Prepaid expenses and other assets                                    749,350
Investment in joint ventures                                               -
Real estate and development costs                                 22,052,685
Property and equipment, net                                          725,304
Intangible assets, net                                                     -
                                                                ------------
                                                                $ 82,819,318
                                                                ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                             1,439,752
Notes payable subject to compromise                                  (49,290)
Accounts payable not subject to compromise                         1,031,936
Accrued liabilities                                                2,494,840
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   4,917,238

Stockholders' equity                                              77,902,080
                                                                ------------

Total liabilities and equity                                    $ 82,819,318
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $  3,227,461
Interest income                                                            -
Other income (loss)                                                   71,565
                                                                ------------
     Total revenues                                                3,299,026
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     692,560
Advertising, sales and marketing                                   1,522,933
Provision for doubtful accounts                                            -
Loan portfolio expenses                                               90,603
General and administrative                                           183,545
Depreciation and amortization                                         25,788
                                                                ------------
Total costs and operating expenses                                 2,515,429
                                                                ------------

Income (loss) from operations                                        783,597

Interest expense                                                     (18,999)
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------
Income (loss) before provision for taxes                             802,596

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $    802,596
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                  All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (AZ)
Bankruptcy filing number                                         00-5-6936-JS
                                                                 ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                           $    12,761
Rental Income                                                          2,645
Tour Sales                                                           119,278
Operating Refunds                                                     27,475
Escrow Funds                                                         704,915
                                                                 -----------

    Subtotal-Deposit/Collection Inflows                              867,074

Other
-----
Asset Sales                                                                -
                                                                 -----------

    Total Cash Inflows                                               867,074
                                                                 -----------

Outflows:
--------
Operating-Resorts                                                    591,754
Payroll-Resorts(S&W)                                                 576,000
Commissions-Post                                                     355,342
HOA Subsidies & Maintenance Fees                                      39,818
Insurance - Coverage Premiums                                              -
                                                                 -----------
                                                                   1,562,914

Capital Expenditures & Maintenance
----------------------------------
Construction                                                         328,637
                                                                 -----------

    Total Cash Outflows                                          $ 1,891,551
                                                                 -----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                 All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                     2,518
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           (8,056,647)
Due from related parties                                              (5,009)
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                  4,378,984
Property and equipment, net                                           52,190
Intangible assets, net                                                     -
                                                                ------------

                                                                 ($3,627,964)
                                                                ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                               112,266
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                50
Accrued liabilities                                                  106,432
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                     218,748

Stockholders' equity                                              (3,846,712)
                                                                ------------

Total liabilities and equity                                     ($3,627,964)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                All Seasons
                                                                    Resorts,
Legal entity                                                        Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                         $        -
Interest income                                                           -
Other income (loss)                                                       -
                                                                 ----------
     Total revenues                                                       -
                                                                 ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                      5,564
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           51,989
Depreciation and amortization                                             -
                                                                 ----------
Total costs and operating expenses                                   57,553
                                                                 ----------

Income (loss) from operations                                       (57,553)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                                 ----------

Income (loss) before provision for taxes                            (57,553)

Provision for income taxes                                                -
                                                                 ----------
Net income (loss)                                                  ($57,553)
                                                                 ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                 All Seasons
                                                                     Resorts,
Legal entity                                                        Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                                $    -
Operating Refunds                                                        (15)
Escrow Funds                                                               -
                                                                      ------

    Subtotal-Deposit/Collection Inflows                                  (15)

Other
-----
Asset Sales                                                                -
                                                                      ------

    Total Cash Inflows                                                   (15)
                                                                      ------

Outflows:
--------
Operating-Resorts                                                      2,394
HOA Subsidies & Maintenance Fees                                           -
                                                                      ------

    Total Cash Outflows                                               $2,394
                                                                      ------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $      4,136
Cash in escrow and restricted cash                                  653,286
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (14,442,087)
Due from related parties                                             97,520
Other receivables, net                                               43,689
Prepaid expenses and other assets                                    90,140
Investment in joint ventures                                              -
Real estate and development costs                                20,555,876
Property and equipment, net                                         394,423
Intangible assets, net                                                    -
                                                                          -
                                                               ------------
                                                               $  7,396,983
                                                               ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                              987,082
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          699,804
Accrued liabilities                                               2,484,754
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  4,171,640

Stockholders' equity                                              3,225,343
                                                               ------------

Total liabilities and equity                                   $  7,396,983
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $    567,427
Interest income                                                           -
Other income (loss)                                                  60,548
                                                               ------------
     Total revenues                                                 627,975
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    142,407
Advertising, sales and marketing                                    349,621
Provision for doubtful accounts                                           -
Loan portfolio expenses                                              16,217
General and administrative                                          159,050
Depreciation and amortization                                        10,540
                                                               ------------
Total costs and operating expenses                                  677,835
                                                               ------------

Income (loss) from operations                                       (49,860)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                            (49,860)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    (49,860)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                      Grand
                                                                      Beach
Legal entity                                                     Resort, LP
Bankruptcy filing number                                       00-5-6945-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                         $      3,638
Tour Sales                                                           48,907
Operating Refunds                                                    (2,413)
Escrow Funds                                                        190,039
Employee Payroll Deduction Reimbursement                              7,799
                                                               ------------

    Subtotal-Deposit/Collection Inflows                             247,970

Other
-----
Asset Sales                                                               -
                                                               ------------

    Total Cash Inflows                                              247,970
                                                               ------------

Outflows:
--------
Operating-Resorts                                                   165,361
Payroll-Resorts(S&W)                                                139,999
Commissions-Post                                                     68,280
HOA Subsidies & Maintenance Fees                                     82,611
                                                               ------------

    Total Cash Outflows                                        $    456,251
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                   413,485
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           31,203,756
Due from related parties                                             181,652
Other receivables, net                                                 1,934
Prepaid expenses and other assets                                    357,335
Investment in joint ventures                                               -
Real estate and development costs                                  8,377,304
Property and equipment, net                                        1,479,675
Intangible assets, net                                                     -
                                                                ------------

                                                                $ 42,015,141
                                                                ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                               244,295
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                            36,529
Accrued liabilities                                                  428,509
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                     709,333

Stockholders' equity                                              41,305,808
                                                                ------------

Total liabilities and equity                                    $ 42,015,141
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002


                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $    600,885
Interest income                                                            -
Other income (loss)                                                   25,303
                                                                ------------
     Total revenues                                                  626,188
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                     120,029
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                               13,839
General and administrative                                            75,905
Depreciation and amortization                                         17,356
                                                                ------------
Total costs and operating expenses                                   227,129
                                                                ------------

Income (loss) from operations                                        399,059

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                             399,059

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $    399,059
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002


                                                                Greensprings
Legal entity                                                      Associates
Bankruptcy filing number                                        00-5-6946-JS
                                                                ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                            $   -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                                    ------

                                                                    $    -
                                                                    ======
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                                    ------
                                                                         -

Stockholders' equity                                                     -
                                                                    ------

Total liabilities and equity                                        $    -
                                                                    ======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                            $    -
Interest income                                                          -
Other income (loss)                                                      -
                                                                    ------
     Total revenues                                                      -
                                                                    ------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                                    ------
Total costs and operating expenses                                       -
                                                                    ------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                                    ------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                                    ------
Net income (loss)                                                   $    -
                                                                    ======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                          Harich
                                                                           Tahoe
Legal entity                                                         Development
Bankruptcy filing number                                            00-5-6948-JS
                                                                    ------------
Assets:
-------
Cash and cash equivalents                                             $        -
Cash in escrow and restricted cash                                             -
Mortgages receivable, net                                                      -
Retained interests                                                             -
Intercompany receivable                                                1,499,248
Due from related parties                                                       -
Other receivables, net                                                         -
Prepaid expenses and other assets                                          1,646
Investment in joint ventures                                                   -
Real estate and development costs                                        409,518
Property and equipment, net                                                    -
Intangible assets, net                                                         -
                                                                      ----------

                                                                      $1,910,412
                                                                      ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    28,378
Notes payable subject to compromise                                    1,154,643
Accounts payable not subject to compromise                                     -
Accrued liabilities                                                            1
Notes payable not subject to compromise                                        -
Deferred income taxes                                                          -
                                                                      ----------
                                                                       1,183,022

Stockholders' equity                                                     727,390
                                                                      ----------

Total liabilities and equity                                          $1,910,412
                                                                      ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                         Harich
                                                                          Tahoe
Legal entity                                                        Development
Bankruptcy filing number                                           00-5-6948-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                            $         -
Interest income                                                               -
Other income (loss)                                                           -
                                                                    -----------
     Total revenues                                                           -
                                                                    -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                              -
Advertising, sales and marketing                                              -
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                                  369
Depreciation and amortization                                                 -
                                                                    -----------
Total costs and operating expenses                                          369
                                                                    -----------

Income (loss) from operations                                              (369)

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                    -----------

Income (loss) before provision for taxes                                   (369)

Provision for income taxes                                                    -
                                                                    -----------
Net income (loss)                                                   $      (369)
                                                                    ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                          Harich
                                                                           Tahoe
Legal entity                                                         Development
Bankruptcy filing number                                            00-5-6948-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                                $        -
                                                                      ----------

    Subtotal-Deposit/Collection Inflows                                        -

Other
-----
Asset Sales                                                                    -
                                                                      ----------

    Total Cash Inflows                                                         -
                                                                      ----------

Outflows:
---------
Operating-Resorts                                                              -
                                                                      ----------
    Total Cash Outflows                                               $        -
                                                                      ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                     Lake Tahoe
                                                                         Resort
Legal entity                                                      Partners, LLC
Bankruptcy filing number                                           00-5-6952-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                          $     25,712
Cash in escrow and restricted cash                                       79,186
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                             (29,902,241)
Due from related parties                                                      -
Other receivables, net                                                1,773,219
Prepaid expenses and other assets                                     1,384,842
Investment in joint ventures                                                  -
Real estate and development costs                                    39,699,181
Property and equipment, net                                              58,666
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $ 13,118,565
                                                                   ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                2,787,662
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                            2,000,387
Accrued liabilities                                                     912,812
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      5,700,861

Stockholders' equity                                                  7,417,704
                                                                   ------------

Total liabilities and equity                                       $ 13,118,565
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                          Lake Tahoe
                                                              Resort
Legal entity                                           Partners, LLC
Bankruptcy filing number                                00-5-6952-JS
                                                        ------------
Revenues:
---------
Vacation interests sales                                   $ 426,593
Interest income                                                    -
Other income (loss)                                          109,400
                                                           ---------
     Total revenues                                          535,993
                                                           ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                             158,145
Advertising, sales and marketing                             224,043
Provision for doubtful accounts                                    -
Loan portfolio expenses                                        5,249
General and administrative                                   179,317
Depreciation and amortization                                  4,603
                                                           ---------
Total costs and operating expenses                           571,357
                                                           ---------

Income (loss) from operations                                (35,364)

Interest expense                                                   -
Equity (gain) on investment in joint ventures                      -
Bankruptcy expenses                                                -
                                                           ---------

Income (loss) before provision for taxes                     (35,364)

Provision for income taxes                                         -
                                                           ---------
Net income (loss)                                          $ (35,364)
                                                           =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                      Lake Tahoe
                                                                          Resort
Legal entity                                                       Partners, LLC
Bankruptcy filing number                                            00-5-6952-JS
                                                                    ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                                  $  7,538
Operating Refunds                                                            563
Escrow Funds                                                             139,549
                                                                        --------

    Subtotal-Deposit/Collection Inflows                                  147,650
                                                                        --------

Other
-----
Asset Sales                                                                    -
                                                                        --------
    Total Cash Inflows                                                   147,650
                                                                        --------

Outflows:
---------
Operating-Resorts                                                         88,708
Payroll-Resorts(S&W)                                                      86,720
Commissions-Post                                                          26,603
Insurance - Coverage Premiums                                                  -
                                                                        --------

    Total Cash Outflows                                                 $202,031
                                                                        --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                       MMG
                                                                Development
Legal entity                                                         Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $      4,411
Cash in escrow and restricted cash                                  402,151
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (16,800,885)
Due from related parties                                            151,769
Other receivables, net                                               27,868
Prepaid expenses and other assets                                   132,880
Investment in joint ventures                                              -
Real estate and development costs                                 7,437,673
Property and equipment, net                                       4,402,687
Intangible assets, net                                                    -
                                                                          -
                                                               ------------

                                                               $ (4,241,446)
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,127,331
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          178,775
Accrued liabilities                                                 407,388
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,713,494

Stockholders' equity                                             (5,954,940)
                                                               ------------

Total liabilities and equity                                   $ (4,241,446)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                        MMG
                                                                Development
Legal entity                                                          Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                        989
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           63,270
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                   64,259
                                                               ------------

Income (loss) from operations                                       (64,259)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                            (64,259)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    (64,259)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                       MMG
                                                                Development
Legal entity                                                          Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $     22,388
Rental Income                                                           946
Operating Refunds                                                      (278)
Escrow Funds                                                         17,461
Employee Payroll Deduction Reimbursement                              2,334
                                                               ------------

     Subtotal-Deposit/Collection Inflows                             42,851

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                 42,851
                                                               ------------

Outflows:
---------
Operating-Resorts                                                     6,943
Payroll-Resorts(S&W)                                                 54,902
HOA Subsidies & Maintenance Fees                                    205,888
                                                               ------------

  Total Cash Outflows                                          $    267,733
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                 Port Royal
Legal entity                                                   Resort, L.P.
Bankruptcy filing number                                       00-5-6957-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                   28,877
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                            (493,689)
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                    72,173
Investment in joint ventures                                              -
Real estate and development costs                                 1,452,258
Property and equipment, net                                         128,231
Intangible assets, net                                                    -
                                                               ------------

                                                               $  1,187,850
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              168,741
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                              422
Accrued liabilities                                                  30,768
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                    199,931

Stockholders' equity                                                987,919
                                                               ------------

Total liabilities and equity                                   $  1,187,850
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002


                                                                 Port Royal
Legal entity                                                   Resort, L.P.
Bankruptcy filing number                                       00-5-6957-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                            7,217
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                    7,217
                                                               ------------

Income (loss) from operations                                        (7,217)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                             (7,217)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $     (7,217)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002


                                                                 Port Royal
Legal entity                                                   Resort, L.P.
Bankruptcy filing number                                       00-5-6957-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                              $        (25)
Escrow Funds                                                              -
                                                               ------------

     Subtotal-Deposit/Collection Inflows                                (25)

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                    (25)
                                                               ------------

Outflows:
---------
Operating-Resorts                                                         -
                                                               ------------

  Total Cash Outflows                                          $          -
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                  604,164
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          22,919,720
Due from related parties                                            128,535
Other receivables, net                                               14,449
Prepaid expenses and other assets                                   517,900
Investment in joint ventures                                              -
Real estate and development costs                                 6,631,159
Property and equipment, net                                          18,470
Intangible assets, net                                                    -
                                                               ------------

                                                               $ 30,834,397
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              195,288
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          291,358
Accrued liabilities                                                 589,922
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,076,568

Stockholders' equity                                             29,757,829
                                                               ------------

Total liabilities and equity                                   $ 30,834,397
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $    368,242
Interest income                                                        (546)
Other income (loss)                                                   4,081
                                                               ------------
     Total revenues                                                 371,777
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     52,533
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                               9,544
General and administrative                                           90,480
Depreciation and amortization                                         2,291
                                                               ------------
Total costs and operating expenses                                  154,848
                                                               ------------

Income (loss) from operations                                       216,929

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                            216,929

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    216,929
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002


                                                                   Powhatan
Legal entity                                                     Associates
Bankruptcy filing number                                       00-5-6958-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $     17,885
Rental Income                                                         4,214
Tour Sales                                                           55,600
Operating Refunds                                                    23,816
Escrow Funds                                                        107,642
Employee Payroll Deduction Reimbursement                             24,287
                                                               ------------

     Subtotal-Deposit/Collection Inflows                            233,444

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                233,444
                                                               ------------

Outflows:
---------
Operating-Resorts                                                   142,713
Payroll-Resorts(S&W)                                                382,402
Commissions-Post                                                     10,557
HOA Subsidies & Maintenance Fees                                    155,546
                                                               ------------

  Total Cash Outflows                                          $    691,218
                                                               ------------

Includes Powhatan Associates (00-5-6958-JS) and
   Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                         Resort
                                                                      Marketing
Legal entity                                                   Internat'l, Inc.
Bankruptcy filing number                                           00-5-6961-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                          $     55,344
Cash in escrow and restricted cash                                      254,000
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                             (11,967,524)
Due from related parties                                                 (2,874)
Other receivables, net                                                   66,081
Prepaid expenses and other assets                                       581,367
Investment in joint ventures                                                  -
Real estate and development costs                                             -
Property and equipment, net                                             345,142
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $(10,668,464)
                                                                   ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                3,232,854
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                              299,718
Accrued liabilities                                                     457,651
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      3,990,223

Stockholders' equity                                                (14,658,687)
                                                                   ------------

Total liabilities and equity                                       $(10,668,464)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                         Resort
                                                                      Marketing
Legal entity                                                   Internat'l, Inc.
Bankruptcy filing number                                           00-5-6961-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                              $       -
Interest income                                                               -
Other income (loss)                                                      27,437
                                                                      ---------
     Total revenues                                                      27,437
                                                                      ---------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                              -
Advertising, sales and marketing                                        518,883
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                              (75,259)
Depreciation and amortization                                               535
                                                                      ---------
Total costs and operating expenses                                      444,159
                                                                      ---------

Income (loss) from operations                                          (416,722)

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                      ---------

Income (loss) before provision for taxes                               (416,722)

Provision for income taxes                                                    -
                                                                      ---------
Net income (loss)                                                     $(416,722)
                                                                      =========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                  Resort
                                                               Marketing
Legal entity                                            Internat'l, Inc.
Bankruptcy filing number                                    00-5-6961-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Ticket Sales                                                    $ 25,000
Employee Payroll Deduction Reimbursement                          21,342
                                                                --------

    Subtotal-Deposit/Collection Inflows                           46,342

Other
-----
Asset Sales                                                            -
                                                                --------

  Total Cash Inflows                                              46,342
                                                                --------

Outflows:
---------
Operating-Premier                                                  3,538
Operating-Carlsbad                                                 9,611
Operating-Resorts                                                 14,149
Payroll-Carlsbad                                                  21,816
Payroll-Resorts(S&W)                                             201,781
Commissions-Post                                                  13,741
                                                                --------

  Total Cash Outflows                                           $264,636
                                                                --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                                25,926
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,607,306)
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                175,840
Investment in joint ventures                                           -
Real estate and development costs                              1,811,644
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                             -----------

                                                             $   406,104
                                                             ===========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                              284,192
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                 284,192

Stockholders' equity                                             121,912
                                                             -----------

Total liabilities and equity                                 $   406,104
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                     $         -
Interest income                                                        -
Other income (loss)                                                    -
                                                             -----------
   Total revenues                                                      -
                                                             -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        17,480
Depreciation and amortization                                          -
                                                             -----------
Total costs and operating expenses                                17,480
                                                             -----------

Income (loss) from operations                                    (17,480)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                         (17,480)

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $   (17,480)
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                 $    8,571
                                                             ----------

  Subtotal-Deposit/Collection Inflows                             8,571

Other
-----
Asset Sales                                                           -
                                                             ----------

  Total Cash Inflows                                             8,571
                                                             ----------

Outflows:
---------
Operating-Resorts                                                     -
                                                             ----------

  Total Cash Outflows                                        $        -
                                                             ----------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                     $        -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                              ----------

                                                              $        -
                                                              ==========
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                              ----------
                                                                       -

Stockholders' equity                                                   -
                                                              ----------

Total liabilities and equity                                  $        -
                                                              ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
---------
Vacation interests sales                                      $        -
Interest income                                                        -
Other income (loss)                                                    -
                                                             -----------
     Total revenues                                                    -
                                                             -----------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                             -----------
Total costs and operating expenses                                     -
                                                             -----------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                             -----------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                             -----------
Net income (loss)                                            $         -
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                     $     255,640
Cash in escrow and restricted cash                               21,035,334
Mortgages receivable, net                                       156,683,891
Retained interests                                               15,973,946
Intercompany receivable                                        (297,311,323)
Due from related parties                                           (340,665)
Other receivables, net                                            1,862,416
Prepaid expenses and other assets                                10,420,320
Investment in joint ventures                                              -
Real estate and development costs                                (7,117,750)
Property and equipment, net                                         521,292
Intangible assets, net                                                    -
                                                              -------------

                                                              $ (98,016,899)
                                                              =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            2,722,050
Notes payable subject to compromise                              42,272,408
Accounts payable not subject to compromise                          485,662
Accrued liabilities                                               4,755,974
Notes payable not subject to compromise                          24,825,701
Deferred income taxes                                                     -
                                                              -------------
                                                                 75,061,795

Stockholders' equity                                           (173,078,694)
                                                              -------------

Total liabilities and equity                                  $ (98,016,899)
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Revenues:
Vacation interests sales                                       $          -
Interest income                                                   1,999,880
Other income (loss)                                                 356,352
                                                               ------------
     Total revenues                                               2,356,232
                                                               ------------

Costs and operating expenses:

Vacation interests cost of sales                                          -
Advertising, sales and marketing                                      2,519
Provision for doubtful accounts                                     312,474
Loan portfolio expenses                                           1,062,486
General and administrative                                            1,289
Depreciation and amortization                                        31,495
                                                               ------------
Total costs and operating expenses                                1,410,263
                                                               ------------

Income (loss) from operations                                       945,969

Interest expense                                                    432,370
Other nonoperating expenses                                               -
Realized (gain) on available-for-sale securities                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                            513,599

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    513,599
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                   Sunterra
                                                                  Financial
Legal entity                                                 Services, Inc.
Bankruptcy filing number                                       00-5-6965-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                              $      4,342
Sunterra Finance Servicing Fee Income                                89,325
Employee Payroll Deduction Reimbursement                             25,622
                                                               ------------

     Subtotal-Deposit/Collection Inflows                            119,289

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                119,289
                                                               ------------

Outflows:
---------
Operating-Sunterra Finance                                          608,989
Payroll-Sunterra Finance                                            386,398
Insurance - Coverage Premiums                                           686
Professional Fees                                                         -
                                                               ------------

  Total Cash Outflows                                          $    996,073
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $    101,332
Cash in escrow and restricted cash                                    1,934
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (12,358,013)
Due from related parties                                           (246,712)
Other receivables, net                                              172,475
Prepaid expenses and other assets                                   207,235
Investment in joint ventures                                              -
Real estate and development costs                                 6,711,564
Property and equipment, net                                       4,997,059
Intangible assets, net                                                    -
                                                               ------------

                                                               $   (413,126)
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              757,386
Notes payable subject to compromise                                   6,375
Accounts payable not subject to compromise                          369,893
Accrued liabilities                                                 530,611
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,664,265

Stockholders' equity                                             (2,077,391)
                                                               ------------

Total liabilities and equity                                   $   (413,126)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                 181,417
                                                               ------------
     Total revenues                                                 181,417
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                       1,388
Loan portfolio expenses                                                   -
General and administrative                                          357,277
Depreciation and amortization                                        24,742
                                                               ------------
Total costs and operating expenses                                  383,407
                                                               ------------

Income (loss) from operations                                      (201,990)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                           (201,990)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $   (201,990)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002


                                                                   Sunterra
Legal entity                                                St. Croix, Inc.
Bankruptcy filing number                                       00-5-6966-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                   $          -
Employee Payroll Deduction Reimbursement                              8,899
                                                               ------------

     Subtotal-Deposit/Collection Inflows                              8,899

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                  8,899
                                                               ------------

Outflows:
---------
HOA Subsidies & Maintenance Fees                                    124,086
                                                               ------------

  Total Cash Outflows                                          $    124,086
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $          -
                                                               ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                          -

Stockholders' equity                                                      -
                                                               ------------

Total liabilities and equity                                   $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
---------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
February 28, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
-------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,082,831
Due from related parties                                                  -
Other receivables, net                                              181,343
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $  3,264,174
                                                               ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                            1,533,458
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                              108
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,533,566

Stockholders' equity                                              1,730,608
                                                               ------------

Total liabilities and equity                                   $  3,264,174
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended February 28, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended February 28, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                              $          -
                                                               ------------
     Subtotal-Deposit/Collection Inflows                                  -

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                      -
                                                               ------------

Outflows:
---------
Operating-Resorts                                                         -
                                                               ------------

  Total Cash Outflows                                          $          -
                                                               ------------